In-Licensing arrangement (Tables)	12 Months Ended
Dec. 31, 2021
In-Licensing arrangement
Schedule of fair value of warrants assumptions

	August 7,	December 31,
	2021	2021
Fair value of the warrant (in US$’000)	15,000	2,452
Significant inputs into the valuation model:
Exercise price (in US$ per share)	11.50	11.50
Share price (in US$ per share)	6.47	2.50
Expected volatility (note (a))	74.48%	72.03%
Risk-free interest rate (note (b))	0.59%	1.05%
Remaining contractual life of the warrant (in years)	4.00	3.60
Expected dividend yield (note (c))	0%	0%

Notes:

(a)	Expected volatility references the historical volatility for the remaining contractual life of the warrant.
(b)	The risk-free interest rates reference the U.S. Treasury yield curves because Epizyme’s common stock is currently listed on the NASDAQ and denominated in US$.
(c)	Epizyme has not declared or paid any dividends and the Group does not currently expect it to do so within the remaining contractual life of the warrant.